                                                                    EXHIBIT 99.2


                     UNICORE SOFTWARE, INC. AND SUBSIDIARY

                       CONSOLIDATED FINANCIAL STATEMENTS

                     FOR THE YEAR ENDED DECEMBER 31, 1997

                                      AND

                         INDEPENDENT AUDITORS' REPORT




                                      CBD

                            COWAN, BOLDUC, DOHERTY
                                   & COMPANY

                              [LOGO APPEARS HERE]
                             COWAN, BOLDUC, DOHERTY
                                   & COMPANY
                          Certified Public Accountants



To the Board of Directors of
 Unicore Software, Inc. and Subsidiary


                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------

We have audited the accompanying consolidated balance sheet of Unicore Software Inc. and its Subsidiary as of December 31, 1997, and the related statements of income and deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Unicore Software, Inc. and Subsidiary as of December 31, 1997, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


Cowan, Bolduc, Doherty & Company

February 10, 1999

                     UNICORE SOFTWARE, INC. AND SUBSIDIARY
                     =====================================
                          CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1997
--------------------------------------------------------------------------------

                       ASSETS
                       ------

CURRENT ASSETS:
 Cash                                                             $  48,735
 Accounts receivable                                                125,825
 Income taxes receivable                                             63,993
 Prepaid expenses                                                    43,030
                                                                  ---------
    Total current assets                                                            $ 281,583

PROPERTY AND EQUIPMENT - net of accumulated depreciation                               54,209

DEFERRED INCOME TAXES                                                                 195,510

INTANGIBLE ASSET - net of accumulated
 amortization of $240,624                                                              34,376
                                                                                    ---------

    TOTAL ASSETS                                                                    $ 565,678
                                                                                    =========

                  LIABILITIES AND
              STOCKHOLDERS' DEFICIENCY
              ------------------------

CURRENT LIABILITIES:
 Current portion of obligation under capital lease                $   2,762
 Note payable - stockholder                                          50,000
 Accounts payable                                                    61,993
 Accrued expenses                                                    55,761
 Accrued income taxes                                                71,700
 Deferred revenue                                                    21,174
 Due to parent                                                      414,374
                                                                  ---------
    Total current liabilities                                                       $ 677,764

STOCKHOLDERS' DEFICIENCY:
 Common stock, no par value, 1,000 shares authorized,
  100 shares issued and outstanding                                  35,000
 Deficit                                                           (147,086)
                                                                  ---------
    Total stockholders' deficiency                                                   (112,086)
                                                                                    ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                                  $ 565,678
                                                                                    =========

             See notes  to consolidated financial statements and
                         Independent Auditors' Report.
--------------------------------------------------------------------------------

                     UNICORE SOFTWARE, INC. AND SUBSIDIARY
                     =====================================
                 CONSOLIDATED STATEMENT OF INCOME AND DEFICIT
                     FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

SALES                                                       $ 2,412,463

COST OF SALES                                                   400,927
                                                            -----------

GROSS PROFIT                                                  2,011,536

OPERATING EXPENSES:
 General and administrative                   $ 916,703
 Sales and marketing                            474,807
 Research and development                       454,398
                                              ---------
     Total operating expenses                                 1,845,908
                                                            -----------


INCOME FROM OPERATIONS                                          165,628

OTHER INCOME (EXPENSE):
 Interest expense                               (25,952)
 Interest income                                 11,583
                                              ---------
     Total other expense                                        (14,369)
                                                            -----------


INCOME BEFORE PROVISION FOR INCOME TAXES                        151,259

PROVISION FOR INCOME TAXES                                      123,770
                                                            -----------

NET INCOME                                                       27,489

RETAINED EARNINGS, BEGINNING                                    136,925

DIVIDENDS                                                      (311,500)
                                                            -----------

DEFICIT, ENDING                                             $  (147,086)
                                                            ===========

              See notes to consolidated financial statements and
                         Independent Auditors' Report.
--------------------------------------------------------------------------------

                     UNICORE SOFTWARE, INC. AND SUBSIDIARY
                     =====================================
                     CONSOLIDATED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31,1997
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                                         $  27,489
 Adjustments to reconcile net income to net cash
  used in operating activities:
  Depreciation and amortization                         $ 147,778
  Deferred income taxes                                   (19,630)
  (Increase) decrease in:
   Accounts receivable                                     30,038
   Income taxes receivable                                (63,933)
   Prepaid expenses                                       (11,783)
   Inventory                                                6,833
  Increase (decrease) in:
   Accounts payable                                        28,797
   Accrued expenses                                        11,216
   Accrued income taxes                                    10,083
   Deferred revenue                                      (279,276)
                                                        ---------
     Total adjustments                                               (139,877)
                                                                    ---------
     Net cash used in operating activities                           (112,388)

CASH FLOWS FROM INVESTING ACTIVITIES:
 Acquisitions of property and equipment                               (39,712)

CASH FLOWS FROM FINANCING ACTIVITIES:
 Increase in due from parent
 Principal repayments of note payable - bank              414,374
 Dividends                                               (390,000)
 Net borrowings on note payable - stockholder            (311,500)
 Principal repayments of obligation under capital lease    36,416
                                                           (6,454)
                                                         --------
     Net cash used in financing activities                           (257,164)
                                                                     --------


NET DECREASE IN CASH                                                 (409,264)

CASH, BEGINNING                                                       457,999
                                                                     --------

CASH, ENDING                                                        $  48,735
                                                                    =========

SEE NOTE 11 FOR SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION.

              See notes to consolidated financial statements and
                         Independent Auditors' Report.
--------------------------------------------------------------------------------

                     UNICORE SOFTWARE, INC. AND SUBSIDIARY
                     =====================================
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENT
                               DECEMBER 31, 1997

-=------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation
     ---------------------

     The accompanying consolidated balance sheet includes the accounts of Unicore Software, Inc. (the Company) and its wholly-owned subsidiary Microid Research, Inc. All significant intercompany balances have been eliminated in consolidation.

     Reporting Entity
     ----------------

     Unicore Software, Inc. (the Company) was incorporated in May 1991, as a
      Massachusetts corporation and is primarily engaged in the development and sales of system software which is sold directly to OEM's and end users throughout the United States.

     Revenue Recognition
     -------------------

     Software and hardware revenue is recognized upon delivery of the product.
      Consulting and other revenues are recognized upon the delivery of the services. Maintenance revenue is recognized ratably over the term of the maintenance contract.

     Cash
     ----

     The Company's bank balances fluctuates during the year and can exceed the federally insured limit. Management monitors regularly the financial condition of the financial institutions, along with its cash balances, in an attempt to minimize this potential risk.

     Property and Equipment
     ----------------------

     Property and equipment are recorded at cost. Depreciation is computed on the straight-line method for financial statement purposes, and accelerated methods for income tax purposes, over the estimated useful lives of the assets.

     Intangible Asset
     ----------------

     Intangible asset, which represents purchased software, is being amortized over two (2) years.

     Advertising
     -----------

     Advertising costs are expensed as incurred.

     Research and Development Costs
     ------------------------------

     Research and development costs are expensed as incurred.

     Income Taxes
     ------------

     Effective January 1, 1997, the Company and its stockholder elected to be taxed under the Subchapter S provision of the Internal Revenue Code; therefore the stockholder of the Company was responsible for income taxes on corporate profits for federal and state tax purposes. On May 31, 1997, as a result of the purchase of all of the Company's outstanding common stock by a publicly traded corporation, the Company's Subchapter S election was revoked.

                     UNICORE SOFTWARE, INC. AND SUBSIDIARY
                     =====================================
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENT
                               DECEMBER 31, 1997
--------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Income Taxes (Continued)
     -----------------------

     Deferred income tax assets and liabilities are computed for temporary differences between the financial statement carrying amount and the tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rated applicable to the periods in which the differences are expected to affect taxable income.

     Deferred income taxes are primarily attributable to timing differences from the accelerated depreciation and amortization methods for income tax purposes and the expensing of certain research and development costs for financial reporting purposes. Income tax expense includes the federal and state income taxes payable or refundable for the year plus or minus the change during the year in the deferred tax asset or liability.

     Use of Estimates
     ----------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and certain reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   ACQUISITION OF WHOLLY-OWNED SUBSIDIARY

     On April 17, 1996, the Company acquired all of the outstanding stock of Microid Research, Inc. The acquisition has been accounted for using the purchase method of accounting, and accordingly, the purchase price of $550,000 has been allocated to the assets purchased based upon the fair value at the date of acquisition. The sole asset acquired was software which was determined to have a fair value of $275,000. The remaining $275,000 of the purchase price has been expensed as research and development costs.

3.   PROPERTY AND EQUIPMENT

     Property and equipment as of December 31, 1997, consisted of the following:

               Office equipment                         $ 87,015
               Furniture and fixtures                      6,827
               Leasehold improvements                      6,375
                                                        --------
                       Total                             100,217
               Less:  accumulated depreciation            46,008
                                                        --------

                       Property and equipment - net     $ 54,209
                                                        ========

4.   DUE TO PARENT

     Due to parent represents advances from the Company's parent corporation in the normal course of business. The advances, which are unsecured, and non-interest bearing, have no stipulated repayment terms.

                     UNICORE SOFTWARE, INC. AND SUBSIDIARY
                     =====================================
             NOTES TO CONSOLIDATED FINANCIAL STATEMENT (CONTINUED)

                               DECEMBER 31, 1997
_______________________________________________________________________________

5.   CAPITAL LEASE OBLIGATION

     The future minimum lease payments under a certain capital lease, together with the present value of the net minimum lease payments as December 31, 1997, were as follows:

          Year
          ----
          1998                                                        $   3,594
          Less: amount representing interest                                832
                                                                      ---------
          Present value of net minimum lease payments
          under capital lease                                             2,762
          Less: current portion                                           2,762
                                                                      ---------
          Capital lease obligation - net of current portion           $       -
                                                                      =========

RELATED PARTY TRANSACTIONS


     Note payable-stockholder represents an unsecured, non-interest bearing, demand note.

7.   RETIREMENT PLAN

     The Company provides a 401(k) Plan covering substantially all full-time employees. Employees may contribute to the plan up to 15% of their salary with a maximum $10,000 in 1997. Company contributions are at the discretion of the Board of Directors. For the year ended December 31, 1997, the Company made no contributions to the plan.

8.   LEASE COMMITMENTS

     The Company leases its office and warehouse facilities from an affiliate, under a five-year operating lease agreement expiring December 2000. The lease contains a provision for a separate five-year renewal option at an annual rent expense of no greater than 50% of the rent, as defined in the agreement.

     The Company also leases a motor vehicle under an operating leases agreement expiring May 1999.

     Future minimum lease payments under the non-cancelable portion of the leases as of December 31, 1997, were as follows:

          For the
          year ended
          December 31,
          -----------
             1998                                           $ 85,920
             1999                                             83,800
             2000                                             78,000
                                                            --------
                    Total                                   $247,720
                                                            ========

                    UNICORE SOFTWARE, INC. AND SUBSIDIARY
                    =====================================
             NOTES TO CONSOLIDATED FINANCIAL STATEMENT (CONTINUED)
                               DECEMBER 31, 1997

--------------------------------------------------------------------------------

9.   INCOME TAXES

     The components of the provision for (benefit from) income taxes as of December 31, 1997, were as follows:

          Current:
           Federal                                     $ 111,136
           State                                          32,264
                                                       ---------
                                                         143,400
                                                       ---------

          Deferred:
           Federal                                       (15,213)
           State                                          (4,417)
                                                       ---------
                                                         (19,630)
                                                       ---------

              Total                                    $ 123,770
                                                       =========

     Deferred tax assets as of December 31, 1997, consisted of the following:

          Research and development costs               $ 110,000
          Depreciation and amortization                   62,265
          Other                                           23,245
                                                       ---------

          Total non-current deferred tax assets        $ 195,510
                                                       =========

10.  SUBSEQUENT EVENT

     On October 1, 1998, the Company sold substantially all of its assets for consideration, in the amount of $950,000, and the assumption of substantially all of its liabilities.

11.  SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

     Cash paid during the year for:
          Interest                                   $ 25,952
          Income taxes                                153,088

--------------------------------------------------------------------------------

                     UNICORE SOFTWARE, INC. AND SUBSIDIARY

                       CONSOLIDATED FINANCIAL STATEMENTS

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                                      AND

                         INDEPENDENT AUDITORS' REPORT




                                      CBD

                            COWAN, BOLDUC, DOHERTY
                                   & COMPANY

                              [LOGO APPEARS HERE]
                            COWAN, BOLDUC, DOHERTY
                                   & COMPANY
                         Certified Public Accountants



To the Board of Directors of
 Unicore Software, Inc. and Subsidiary


                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------


We have audited the accompanying consolidated balance sheet of Unicore Software Inc. and its Subsidiary as of September 30, 1998, and the related statements of income and retained earnings, and cash flows for the nine months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Unicore Software, Inc. and Subsidiary as of September 30, 1998, and the results of its operations and its cash flows for the nine months ended, in conformity with generally accepted accounting principles.


Cowan, Bolduc, Doherty & Company

March 10, 1999

                     UNICORE SOFTWARE, INC. AND SUBSIDIARY
                     =====================================
                          CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                                     ASSETS
                                     ------
CURRENT ASSETS:
 Cash                                                             $  82,302
 Accounts receivable - net of allowance for doubtful
   accounts of $40,000                                              476,151
 Prepaid expenses                                                     5,926
                                                                  ---------
     Total current assets                                                        $  564,379

PROPERTY AND EQUIPMENT - net of accumulated depreciation                             65,178

DEFERRED INCOME TAXES                                                               211,510
                                                                                 ----------
     TOTAL ASSETS                                                                $  841,067
                                                                                 ==========
                                LIABILITIES AND
                              STOCKHOLDER'S EQUITY
                              --------------------

CURRENT LIABILITIES:
 Accounts payable                                                 $  27,341
 Accrued expenses                                                    79,885
 Accrued income taxes                                                71,245
 Deferred revenue                                                     4,505
 Due to parent                                                      580,442
                                                                  ---------
     Total current liabilities                                                   $  763,418

STOCKHOLDER'S EQUiTY:
 Common stock, no par value, 1,000 shares authorized,
  100 shares issued and outstanding                                  35,000
 Retained earnings                                                   42,649
                                                                  ---------
     Total stockholder's equity                                                      77,649
                                                                                 ----------
     TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                  $  841,067
                                                                                 ==========


             See notes  to consolidated financial statements and
                         Independent Auditors' Report.
--------------------------------------------------------------------------------

                     UNICORE SOFTWARE, INC. AND SUBSIDIARY
                     =====================================
            CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30,1998
--------------------------------------------------------------------------------

SALES                                                                              $ 2,265,230

COST OF SALES                                                                          304,073
                                                                                   -----------

GROSS PROFIT                                                                         1,961,157

OPERATING EXPENSES:
 General and administrative                                            $ 751,202
 Sales and marketing                                                     549,772
 Research and development                                                345,401
                                                                       ---------
     Total operating expenses                                                        1,646,375
                                                                                   -----------

INCOME FROM OPERATIONS                                                                 314,782

OTHER INCOME (EXPENSE):
Interest expense                                                             (63)
Interest income                                                            1,506
                                                                       ---------
     Total other income                                                                  1,443
                                                                                   -----------

INCOME BEFORE PROVISION FOR INCOME TAXES                                               316,225

PROVISION FOR INCOME TAXES                                                             126,490
                                                                                   -----------

NET INCOME                                                                             189,735

DEFICIT, BEGINNING                                                                    (147,086)
                                                                                   -----------
RETAINED EARNINGS, ENDING                                                          $    42,649
                                                                                   ===========

                    See notes to financial statements and
                         Independent Auditors' Report.
--------------------------------------------------------------------------------

                       UNICORE SOFTWARE, INC. SUBSIDIARY
                       =================================
                     CONSOLIDATED STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                         $ 189,735
  Adjustments to reconcile net income to net cash
    used in operating activities:
    Depreciation and amortization                       $  57,563
    Provision for bad debts                                40,000
    Deferred income taxes                                 (16,000)
    (Increase) decrease in:
      Accounts receivable                                (390,326)
      Income taxes receivable                              63,993
      Prepaid expenses                                     37,104
    Increase (decrease) in:
      Accounts payable                                    (34,652)
      Accrued expenses                                     24,124
      Accrued income taxes                                   (455)
      Deferred revenue                                    (16,669)
                                                        ---------
       Total adjustments                                              (235,318)
                                                                     ---------

    Net cash used in operating activities                              (45,583)

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisitions of property and equipment                               (34,156)


CASH FLOWS FROM FINANCING ACTIVITIES:
  Net principal repayments on note payable - stockholder  (50,000)
  Principal repayments on obligation under capital lease   (2,762)
  Net advances from parent                                166,068
                                                        ---------

     Net cash provided by financing activities                         113,306
                                                                     ---------

NET INCREASE IN CASH                                                    33,567

CASH, BEGINNING                                                         48,735
                                                                     ---------

CASH, ENDING                                                         $  82,302
                                                                     =========

SEE NOTE 9 FOR SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION.

                         See notes to financial statements and
                         Independent Auditors' Report.
--------------------------------------------------------------------------------

                     UNICORE SOFTWARE, INC. AND SUBSIDIARY
                     =====================================
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENT
                              SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation
     ---------------------

     The accompanying consolidated balance sheet includes the accounts of Unicore Software, Inc. (the Company) and its wholly-owned subsidiary Microid Research, Inc. All significant intercompany balances have been eliminated in consolidation.

     Reporting Entity
     ----------------

     Unicore Software, Inc. (the Company) was incorporated in May 1991, as a
      Massachusetts corporation and is primarily engaged in the development and sales of system software which is sold directly to OEM's and end users throughout the United States.

     Revenue Recognition
     -------------------

     Software and hardware revenue is recognized upon delivery of the product.
      Consulting and other revenues are recognized upon the delivery of the services. Maintenance revenue is recognized ratably over the term of the maintenance contract.

     Cash
     ----

     The Company's bank balances fluctuates during the year and can exceed the federally insured limit. Management monitors regularly the financial condition of the financial institutions, along with its cash balances, in an attempt to minimize the potential risk.

     Property and Equipment
     ----------------------

     Property and equipment are recorded at cost. Depreciation is computed on the straight-line method for financial statement purposes, and accelerated methods for income tax purposes, over the estimated useful lives of the assets.

     Income Taxes
     ------------

     Deferred income tax assets and liabilities are computed for temporary differences between the financial statement carrying amount and the tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.

     Deferred income taxes are primarily attributable to timing differences from the accelerated depreciation and amortization methods and the expensing of certain research and development costs for financial reporting purposes. Income tax expense includes the federal and state income taxes payable or refundable for the period plus or minus the change during the year in the deferred tax asset or liability.

     Research and Development Costs
     ------------------------------

     Research and development costs are expensed as incurred.

     Advertising
     -----------

     Advertising costs are expensed as incurred.

     Use of Estimates
     ----------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and certain reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     UNICORE SOFTWARE, INC. AND SUBSIDIARY
                     =====================================
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENT
                              SEPTEMBER 30, 1998
-------------------------------------------------------------------------------

2.   ACQUISITION OF WHOLLY-OWNED SUBSIDIARY

     On April 17, 1996, the Company acquired all of the outstanding stock of Microid Research, Inc. The acquisition has been accounted for using the purchase method of accounting, and accordingly, the purchase price of $550,000 has been allocated to the assets purchased based upon the fair value at the date of acquisition. The sole asset acquired was software which was determined to have a fair value of $275,000. The remaining $275,000 of the purchase price has been expensed as research and development costs.

3.   PROPERTY AND EQUIPMENT

     Property and equipment as of September 30, 1998, consisted of the following:

          Office equipment                            $  96,649
          Furniture and fixtures                         10,827
          Leasehold improvements                         26,897
                                                      ---------
                  Total                                 134,373
          Less:  accumulated depreciation                69,195
                                                      ---------

                  Property and equipment - net        $  65,178
                                                      =========

4.   DUE TO PARENT

     Due to parent represents unsecured, non-interest bearing advances from the Company's corporate parent, made in the ordinary course of business and has no stipulated repayment term.

5.   INCOME TAXES

     The components of the provision for (benefit from) income taxes as of September 30, 1998, were as follows:

          Current:
            Federal                                   $ 110,430
            State                                        32,060
                                                      ---------
                                                        142,490
                                                      ---------

          Deferred:
            Federal                                     (12,400)
            State                                        (3,600)
                                                      ---------
                                                        (16,000)
                                                      ---------

               Total                                  $ 126,490
                                                      =========

Deferred tax assets as of September 30, 1998 consisted of the following:

              Research and development costs          $ 110,000
              Depreciation and amortization              78,265
              Other                                      23,245
                                                      ---------

                Total non-current deferred tax assets $ 211,510
                                                      =========

                     UNICORE SOFTWARE, INC. AND SUBSIDIARY
                     -------------------------------------
                       ================================
             NOTES TO CONSOLIDATED FINANCIAL STATEMENT (CONTINUED)
                               SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

6.   LEASE COMMITMENTS

     The Company leases its office and warehouse facilities from an affiliate, under a five-year operating lease agreement expiring December 2000. The lease contains a provision for a separate five-year renewal option at an annual rent expense of no greater than 50% of the rent, as defined in the agreement.

     The Company also leases a motor vehicle under an operating leases agreement expiring in May 1999.

     Future minimum lease payments under the non-cancelable portion of the leases as of September 30, 1998, were as follows:

          For the
        year ended
       September 30,
       ------------
          1999                                        $  85,780
          2000                                           78,000
          2001                                           19,500
                                                      ---------
                Total                                 $ 183,280
                                                      =========

7.   RETIREMENT PLAN

     The Company provides a 401(k) Plan covering substantially all full-time employees. Employees may contribute to the plan up to 15% of their salary with a maximum $10,000 in 1998. Company contributions are the discretion of the Board of Directors. For the nine months ended September 30, 1998, there were no Company contributions to the plan.

8.   SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

     Cash paid during the year for:
        Interest                                      $      63

9.   SUBSEQUENT EVENT

     On October 1, 1998, the Company sold substantially all of its assets for consideration, in the amount of $950,000 and the assumption of substantially all of its liabilities.

--------------------------------------------------------------------------------

                            UNICORE SOFTWARE, INC.

                             FINANCIAL STATEMENTS

                FOR THE PERIOD FROM INCEPTION (OCTOBER 1, 1998)
                             TO DECEMBER 31, 1998

                                      AND

                         INDEPENDENT AUDITORS' REPORT



                                      CBD

                            COWAN, BOLDUC, DOHERTY
                                   & COMPANY

                               [LOGO APPEARS HERE]
                             COWAN, BOLDUC, DOHERTY
                                   & COMPANY
                          Certified Public Accountants



To the Board of Directors of
 Unicore Software, Inc.


                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------

We have audited the accompanying balance sheet of Unicore Software Inc. as of December 31, 1998, and the related statements of income and deficit, and cash flows for period from inception (October 1, 1998) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Unicore Software, Inc. as of December 31, 1998 and the results of its operations and its cash flows for the three months then ended, in conformity with generally accepted accounting principles.


Cowan, Bolduc, Doherty & Company

April 12, 1999

                            UNICORE SOFTWARE, INC.
                            ======================
                                BALANCE SHEET
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

                 ASSETS
                 ------
CURRENT ASSETS:
 Cash                                                            $ 121,183
 Accounts receivable - net of allowance for doubtful accounts
  of $40,000                                                       632,489
 Inventory                                                          93,808
                                                                 ---------
     Total current assets                                                  $   847,480

PROPERTY AND EQUIPMENT - net of accumulated depreciation                        68,975

GOODWILL - net of accumulated amortization of $6,536                           385,638
                                                                           -----------

     TOTAL ASSETS                                                          $ 1,302,093
                                                                           ===========

            LIABILITIES AND
          STOCKHOLDERS' EQUITY
          --------------------

CURRENT LIABILITIES:
 Current maturities of long-term debt                            $  89,294
 Accounts payable                                                   78,149
 Accrued expenses                                                  112,138
 Accrued royalties                                                 110,859
 Accrued distribution                                              100,000
                                                                 ---------
     Total current liabilities                                             $   490,440

LONG TERM DEBT - net of current maturities                                     528,266

STOCKHOLDERS' EQUITY:
 Common stock, no par value, 1,000 shares authorized,
  100 shares issued and outstanding                                    100
 Additional paid in capital                                        334,900
 Deficit                                                           (51,613)
                                                                 ---------
     Total stockholders' equity                                                283,387
                                                                           -----------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $ 1,302,093
                                                                           ===========

                    See notes to financial statements and
                         Independent Auditors' Report.
--------------------------------------------------------------------------------

                            UNICORE SOFTWARE, INC.
                            ======================
                        STATEMENT OF INCOME AND DEFICIT
      FOR THE PERIOD FROM INCEPTION (OCTOBER 1, 1998) TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

SALES                                                            $1,029,022

COST OF SALES                                                       160,528
                                                                 ----------

GROSS PROFIT                                                        868,494

OPERATING EXPENSES:
 General and administrative                 $ 392,308
 Sales and marketing                          225,010
 Research and development                     144,802
                                            ---------
     Total operating expenses                                       762,120
                                                                 ----------

INCOME FROM OPERATIONS                                              106,374

OTHER INCOME (EXPENSE):
 Interest expense                              (8,785)
 Interest income                                  798
                                            ---------
     Total other expense                                             (7,987)
                                                                 ----------

NET INCOME                                                           98,387

DISTRIBUTIONS                                                      (150,000)
                                                                 ----------

DEFICIT, ENDING                                                  $  (51,613)
                                                                 ==========

                     See notes to financial statements and
                         Independent Auditors' Report.
--------------------------------------------------------------------------------

                             UNICORE SOFTWARE, INC.
                             ======================
                            STATEMENT OF CASH FLOWS
      FOR THE PERIOD FROM INCEPTION (OCTOBER 1, 1998) TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES.
   Net income                                                        $  98,387
   Adjustments to reconcile net income to net cash
     used in operating activities:
     Depreciation and amortization                        $   11,645
     (Increase) decrease in:
       Accounts receivable                                  (113,586)
       Inventory                                             (93,808)
       Prepaid expenses                                        3,174
     Increase (decrease) in:
       Accounts payable                                       50,808
       Accrued expenses                                       27,748
       Accrued royalties                                     110,859
                                                          ----------
         Total adjustments                                              (3,160)
                                                                     ---------

         Net cash provided by operating activities                      95,227

CASH FLOWS FROM INVESTING ACTIVITIES:
   Acquisition of property and equipment                      (8,906)
   Acquisition of cash                                        82,302
                                                          ----------

         Net cash provided by investing activities                      73,396

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of common stock                     10,000
   Distributions                                             (50,000)
   Principal repayment of long-term debt                      (7,440)
                                                          ----------

         Net cash used in financing activities                         (47,440)
                                                                     ---------

NET INCREASE IN CASH                                                   121,183
                                                                     ---------

CASH, ENDING                                                         $ 121,183
                                                                     =========

SEE NOTE 8 FOR SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION.

                     See notes to financial statements and
                         Independent Auditors' Report.
--------------------------------------------------------------------------------

                            UNICORE SOFTWARE, INC.
                            ======================
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENT
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Reporting Entity
     ----------------

     Unicore Software, Inc. (the Company), formerly Unicore Acquisition Corp.
      was incorporated in October 1998, as a Massachusetts corporation and is primarily engaged in the development and sales of system software which is sold directly to OEM's and end users throughout the United States.

     Revenue Recognition
     -------------------

     Software and hardware revenue is recognized upon delivery of the product.
      Consulting and other revenues are recognized upon the delivery of the services. Maintenance revenue is recognized ratably over the term of the maintenance contract.

     Cash
     ----

     The Company's bank balances fluctuates during the year and can exceed the federally insured limit. Management monitors regularly the financial condition of the financial institutions, along with its cash balances, in an attempt to minimize the potential risk.

     Property and Equipment
     ----------------------

     Property and equipment are recorded at cost. Depreciation is computed on the straight-line method for financial statement purposes, and accelerated methods for income tax purposes, over the estimated useful lives of the assets.

     Income Taxes
     ------------

     The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code; therefore, the stockholders of the Company are responsible for the income taxes on corporate profits for federal and state tax purposes.

     Research and Development Costs
     ------------------------------

     Research and development costs are expensed as incurred.

     Advertising
     -----------

     Advertising costs are expensed as incurred.

     Intangible Asset
     ----------------

     Intangible asset, which represents goodwill, is being amortized over fifteen (15) years.

     Use of Estimates
     ----------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and certain reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                            UNICORE SOFTWARE, INC.
                            ======================
             NOTES TO CONSOLIDATED FINANCIAL STATEMENT (CONTINUED)
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

2.   PROPERTY AND EQUIPMENT

     Property and equipment as of December 31, 1998, consisted of the following:

                   Office equipment                                                    $ 43,493
                   Furniture and fixtures                                                 6,174
                   Leasehold improvements                                                24,417
                                                                                       --------
                      Total                                                              74,084
                   Less: accumulated depreciation                                         5,109
                                                                                       --------

                      Property and equipment - net                                     $ 68,975
                                                                                       ========

3.   LINE OF CREDIT

     The Company has available a bank line of credit with a maximum borrowing amount of $100,000 expiring October 1999, secured by substantially all the assets of the Company and guaranteed by the stockholders. Interest is calculated at the bank's cash collateral certificate of deposit rate, (the bank's cash collateral certificate of deposit rate was 4.35% as of December 31, 1998)plus 2%, on the outstanding balance. As of December 31, 1998, no borrowings were outstanding under the line of credit.

4.   LONG-TERM DEBT

     Long-term debt consisted of the following as of December 31, 1998:

     Installment note payable - bank, due in 84 monthly principal installments of $7,440, plus interest at the bank's cash collateral certificate of deposit rate, (the bank's cash collateral certificate of deposit rate amounted to 4.35% at December 31, 1998) plus 2%, final installment due December 2005, secured by substantially all assets of the Company guaranteed by the stockholders

                                                                                       $617,560

     Less: current maturities                                                            89,294
                                                                                       --------

        Long-term debt - net of current maturities                                     $528,266
                                                                                       ========

     Annual maturities of long-term debt as of December 31, 1998, were as follows:

         For the
        year ended
       December 31,
       ------------
          1999                                                                         $ 89,294
          2000                                                                           89,294
          2001                                                                           89,294
          2002                                                                           89,294
          2003                                                                           89,294
          Thereafter                                                                    171,090
                                                                                       --------

              Total                                                                    $617,560
                                                                                       ========

                            UNICORE SOFTWARE, INC.
                            ======================
             NOTES TO CONSOLIDATED FINANCIAL STATEMENT (CONTINUED)
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

5.   PROFIT SHARING PLAN

     The Company provides a 40 1(k) Plan covering substantially all full-time employees. Employees may contribute to the plan up to 15% of their salary with a maximum $10,000 in 1998. Company contributions are the discretion of the Board of Directors. For the period ended December 31, 1998, the Company made no contributions to the plan.

6.   LEASE COMMITMENT

     The Company leases its office and warehouse facilities from an affiliate, under a five-year operating lease agreement expiring December 2000. The lease contains a provision for a separate five-year renewal option at an annual rent expense of no greater than a 50% increase in rent, as defined in the agreement.

     Future minimum lease payments under the non-cancelable portion of these leases as of December 31, 1998, are as follows:

          For The
        Year Ended
       December 31,
       ------------
           1999                                              $ 83,800
           2000                                                78,000
                                                             --------
               Total                                         $161,800
                                                             ========

7.   LICENSE AGREEMENT

     During October 1998, the Company entered into a four-year license agreement to obtain rights to certain software products. As part of the agreement, the Company is required to pay royalties at a rate of 17.5% of the net revenues of the certain software products. Effective March 1999, the royalty rate was decreased to 10% of the net revenues of the certain software products.

8.   SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

     Cash paid during the year for:
          Interest                                           $  8,785

--------------------------------------------------------------------------------